Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated October 8, 2025 to the Investment Edge® 21.0 Statement of Additional Information dated May 1, 2025

This Supplement modifies certain information in the above-referenced Statement of Additional Information (the “SAI”) offered by Equitable Financial Life Insurance Company of America and Equitable Financial Life Insurance Company (the “Company”). You should read this Supplement in conjunction with your SAI and retain it for future reference. This Supplement incorporates the SAI by reference. Unless otherwise indicated, all other information included in your SAI remains unchanged. The terms we use in this Supplement have the same meaning as in your SAI. We will send you another copy of any SAI or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The following hereby supplements the corresponding table in “Components and Specific Inputs of the Calculation — Performance Cap Rate limiting factor”:

Jurisdiction	Contracts with issue dates on or after this date will not use a Performance Cap Rate limiting factor in the Segment Interim Value calculation

Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Washington DC, Florida, Georgia, Hawaii, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Mississippi, Nevada, New Hampshire, New Mexico, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming	November 13, 2023

Louisiana, Pennsylvania, Rhode Island	December 11, 2023

Alaska, Idaho, Montana, North Carolina, Ohio	January 22, 2024

Utah	February 26, 2024

Maryland	June 24, 2024

Nebraska	July 22, 2024

New Jersey	October 21, 2024

Missouri	October 27, 2025

IE 21
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